Rule 497(e)
File Nos. 811-05961; 033-32199

VARIFUND
Single Premium Variable Deferred Annuity

Issued by Variable Annuity-2 Series Account
of First Great-West Life & Annuity Insurance Company

Supplement dated February 24, 2011 to the
Prospectus dated May 1, 2003

This supplement amends certain information contained in your Varifund Prospectus.  Please read this Supplement carefully and retain it for future reference.

On February 15, 2011, the shareholders approved the reorganization of the Seligman Communications and Information Portfolio into the Seligman Global Technology Portfolio, effective at the close of business on March 11, 2011 (the “Effective Date”).

The Seligman Communications and Information Portfolio will discontinue accepting requests to purchase shares on the Effective Date.  Any assets remaining in the Seligman Communications and Information Portfolio on the Effective Date will be transferred to the Seligman Global Technology Portfolio.  As of the Effective Date, any allocation or automatic rebalancer allocations to the Seligman Communications and Information Portfolio will be defaulted to the Seligman Global Technology Portfolio.

Accordingly, all references in the Prospectus to the Seligman Communications and Information Portfolio are hereby deleted and replaced with the Seligman Global Technology Portfolio.  The reference in the Prospectus to the investment objectives of the Seligman Communications and Information Portfolio is hereby deleted in its entirety and replaced with the following:

“Seligman Global Technology Portfolio

This Portfolio seeks to provide shareholders with long-term capital appreciation.”

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.